UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

SELECT WATER SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Select Energy Services, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2023 (the “Effective Date”), Select Energy Services, LLC (a subsidiary of Select Energy Services, Inc. (“Select”) and herein referred to together with Select as the “Company”) entered into an employment agreement (the “Employment Agreement”) with John D. Schmitz, the Company’s Chairman of the Board of Directors, Chief Executive Officer and President. The Employment Agreement supersedes and replaces that certain letter agreement by and between Mr. Schmitz and the Company dated March 1, 2021. The initial term of the Employment Agreement is for the period beginning on the Effective Date and ending on December 31, 2025, and the term will automatically renew annually for successive 12-month periods unless either party provides written notice of non-renewal at least 60 days prior to the expiration of the initial term or renewal term. Notwithstanding the foregoing, Mr. Schmitz’s employment may be earlier terminated in accordance with the terms of the Employment Agreement.

Pursuant to the Employment Agreement, Mr. Schmitz will receive an annualized base salary of $800,000 and will continue to be eligible to receive (i) an annual bonus with an annual bonus target amount of 115% of his annualized base salary under the Company’s short-term incentive bonus program (the “STI Plan”) for each year within the initial term or renewal term, as applicable, provided that Mr. Schmitz remains employed through the date on which each such bonus is paid and (ii) annual equity awards pursuant to the Company’s equity incentive plan.

The Employment Agreement also provides for certain severance benefits upon Mr. Schmitz’s termination of employment without “Cause,” upon expiration of the initial term or a renewal term as a result of the Company’s issuance of a notice of non-renewal, upon Mr. Schmitz’s resignation for “Good Reason,” or due to Mr. Schmitz’s death or “Disability” (each quoted term as defined in the Employment Agreement), including (i) cash severance equal to two times (or, if such termination occurs within 60 days prior to, or within 24 months following, a “Change in Control” (such quoted term as defined in the Employment Agreement), three times) the sum of (a) the then-current annualized base salary and (b) the target annual bonus for the year of termination, payable in substantially equal installments over the 12-month (or, if such termination occurs within 60 days prior to, or within 24 months following, a Change in Control, 24-month) period following the termination date, (ii) a pro-rated annual bonus under the STI Plan for the year in which the termination occurs, based on actual performance and payable at the time such bonuses are paid to other participants in the STI Plan, (iii) an annual bonus under the STI Plan for the year prior to the year in which the termination occurs, to the extent such bonus has not yet been paid as of the termination date, payable at the time such bonuses are paid to other participants in the STI Plan and (iv) reimbursement of certain premiums paid for continuation coverage under the Company’s group health plans. All severance payments and benefits are contingent upon Mr. Schmitz’s execution and non-revocation of a release of claims in favor of the Company and its affiliates. Additionally, the Employment Agreement contains certain restrictive covenants regarding confidential information, non-competition, non-solicitation, and intellectual property. The foregoing description of the Employment Agreement is not complete and is qualified in its entirety to the full text of the Employment Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

As described under Item 5.07 below, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2023. At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders approved an amendment and restatement (the “A&R Certificate”) of the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Current Certificate”) to, among other things, reflect new Delaware law provisions regarding officer exculpation and to change the name of the Company to Select Water Solutions, Inc.

The A&R Certificate became effective upon filing with the Secretary of State of the State of Delaware on May 8, 2023. A description of the A&R Certificate is provided in “Proposal No. 3 — Approval of the Amendment and Restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation” and “Proposal No. 4 — Approval of the Amendment and Restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to, Among Other Things, Change the Name of the Company to Select Water Solutions, Inc.” of the Company’s definitive proxy statement, filed with the U.S. Securities and Exchange Commission on March 20, 2023 (the “Proxy Statement”), which description and text are incorporated herein by reference. The foregoing description of the terms of the A&R Certificate and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by the full text of the A&R Certificate, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

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The Company’s Class A common stock will continue to trade under the ticker symbol “WTTR” on the New York Stock Exchange.

The Board also approved an amendment and restatement (the “A&R Bylaws”) of the Company’s Second Amended and Restated Bylaws to, among other things, reflect the name change and certain changes to law, including the amendment of Sections 141(k), 222 and 232 of the Delaware General Corporation Law and the adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended. The A&R Bylaws became effective immediately upon the A&R Certificate becoming effective on May 8, 2023. The foregoing description of the terms of the A&R Bylaws is not complete and is qualified in its entirety by reference to the full text of the A&R Bylaws, which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 4, 2023. At the Annual Meeting, 99,804,851 shares of the Company’s common stock, par value $0.01 per share, or approximately 78.65%, of the 126,890,588 issued and outstanding ordinary shares entitled to vote at the Annual Meeting were present in person or by proxies.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	WITHHOLD	BROKER NON-VOTES
Gayle L. Burleson	74,946,796	0	14,272,856	10,585,199
Richard A. Burnett	88,632,605	0	587,047	10,585,199
Luis Fernandez-Moreno	72,436,365	0	16,783,287	10,585,199
Robin H. Fielder	85,909,774	0	3,309,878	10,585,199
John D. Schmitz	88,638,833	0	580,819	10,585,199
Troy W. Thacker	85,834,581	0	3,385,071	10,585,199
Douglas J. Wall	67,314,918	0	21,904,734	10,585,199

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2023.

FOR	AGAINST	ABSTAIN
99,087,138	113,176	604,537

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Proposal 3 – Approval of the amendment and restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
78,100,861	10,327,446	791,345	10,585,199

Proposal 4 – Approval of the amendment and restatement of the Company’s Fourth Amended and Restated Certificate of Incorporation to, among other things, change the name of the Company to Select Water Solutions, Inc.

FOR	AGAINST	ABSTAIN
98,976,094	247,905	580,852

Item 7.01	Regulation FD Disclosure.

On May 8, 2023, the Company issued a press release announcing, among other things, the change of the name of the Company. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

THE INFORMATION FURNISHED UNDER ITEM 7.01 OF THIS CURRENT REPORT ON FORM 8-K, INCLUDING EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED “FILED” FOR THE PURPOSES OF SECTION 18 OF THE SECURITIES AND EXCHANGE ACT OF 1934, NOR SHALL IT BE DEEMED INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

ITEM 9.01	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

3.1	Fifth Amended and Restated Certificate of Incorporation of Select Water Solutions, Inc.

3.2	Third Amended and Restated Bylaws of Select Water Solutions, Inc.

10.1	Employment Agreement between John D. Schmitz and Select Energy Services, LLC, dated May 5, 2023

99.1	Press Release, dated May 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 8, 2023

SELECT WATER SOLUTIONS, INC.

By:	/s/ Nick Swyka
Nick Swyka
Senior Vice President and Chief Financial Officer

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